UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09447

Jacob Funds Inc.
(Exact name of Registrant as specified in charter)

C/O Jacob Asset Management of New York LLC
727 2nd Street #106
Hermosa Beach, CA 90254
(Address of principal executive offices) (Zip code)

Ryan Jacob
C/O Jacob Asset Management of New York LLC
727 2nd Street #106
Hermosa Beach, CA 90254
(Name and address of agent for service)

(424) 237-2164
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2021

Item 1. Reports to Stockholders.

(a)

Jacob Internet Fund
Jacob Small Cap Growth Fund
Jacob Discovery Fund
Jacob Forward ETF

Annual Report
August 31, 2021

The Jacob Internet Fund, Jacob Small Cap Growth Fund and
Jacob Discovery Fund are mutual funds with the primary investment objective of long-term growth of capital. The Jacob Forward ETF is an exchange traded fund with the primary investment objective of long-term growth of capital.

The Jacob Internet Fund has current income as a secondary objective.

Investment Adviser
Jacob Asset Management of New York LLC

TABLE OF CONTENTS

Letter From the Manager	1
Industry Breakdowns	4
Fund Performance	8
Schedules of Investments	14
Statements of Assets and Liabilities	27
Statements of Operations	29
Statements of Changes in Net Assets	31
Financial Highlights	35
Notes to the Financial Statements	41
Report of Independent Registered Public
Accounting Firm	56
Additional Information on Fund Expenses	57
Additional Information	59

Dear Fellow Investors,

The past year has seen tremendous progress against COVID-19, and as a result, economies around the world have recovered nicely with equity markets making new highs through the end of the fiscal period. Dynamism has returned to the U.S. in a big way, with new business creation reaching levels not seen in years. Unprecedented fiscal stimulus programs are already being deployed, and with a continued accommodative monetary policy, it’s difficult not to be optimistic on the U.S. economy’s prospects in the near-term. Over the past several months we have experienced a more uneven advance in stock prices, as some of that economic growth has been factored in, and we are seeing more sector rotation beneath the surface of the major indices. To be sure, speculative excesses can still be found in many pockets of the market, and overall equity valuations remain at historically high levels. However, we believe high valuations will prove to be justified for those companies able to deliver continued revenue growth and earnings leverage.

As for the funds, strong results across most of our portfolio holdings in the fiscal period proved that they would be able to build upon last year’s outperformance. Returns in all three funds significantly exceeded our benchmarks and peers, owing mainly to our focus on unique smaller companies, whose valuations remain more modest, and which should also benefit from a broader economic expansion. While we do expect higher volatility that is sure to emerge from time to time, given the uncertainties that still exist, we are still finding many extraordinary investment opportunities among various sectors. With the recent launch of our newest fund (the Jacob Forward ETF), we remain forward-looking and excited for the prospects of all our holdings in what should remain a fertile environment for growth investing.

Jacob Internet Fund

The Jacob Internet Fund was up 71.34% for the fiscal period ended August 31, 2021, while the NASDAQ Composite Index rose 30.55%. The growth of the Fund’s largest technology portfolio weightings contributed the most to our returns, while many of the Fund’s laggards were relatively minor positions. Small and mid-cap stock strength early in the fiscal year also contributed to our significant outperformance versus our benchmarks and peers.

As in our recent semi-annual period, Voyager Digital Ltd. (“Voyager”) was by far our best performing name, up over 1,800% in the period. Even with a relatively small initial purchase, Voyager’s impact was substantial, and is a perfect example of how a position’s growth can contribute meaningfully to returns. Founded by former senior executives at E*Trade Financial Corporation and Uber Technologies, Inc., Voyager built a fast-growing robust cryptocurrency trading platform that offers transactions in more than 60 different coins today. OptimizeRx Corp., up more than 228% in the period, has seen accelerating growth from its push into more enterprise relationships, giving drug companies more efficient ways to reach doctors and provide patient engagement solutions. Long-time holding Digital Turbine, Inc., up over 141% in the period, continued to make acquisitions to bolster its position as the leading app content platform with carriers, and transition to a more vertically integrated partner that should capture more of the advertising ecosystem economics going forward.

Many of the worst performing names in the period were newer names to the portfolio, and relatively small in size and impact. Our worst performing name in the Fund was Zovio, down over 53% in the period, an online education company whose transition away from its own online college has not gone as smoothly as we had hoped. Online food delivery company Waitr Holdings, Inc., down over 51% in the period, initially benefitted from lockdowns but did not fully capitalize once restrictions began to ease and is no longer a position in the Fund. Lastly, another newer holding, WM Technology, Inc., better known online as Weedmaps, has been hurt by the lack of progress in legalization of cannabis on the federal level. As we still believe the regulatory environment will improve considerably in the next few years, we look at this weakness as a buying opportunity and have added to our position.

Jacob Small Cap Growth Fund

The Jacob Small Cap Growth Fund advanced 61.60% through August 31, 2021 while the Russell 2000 Growth Index rose 35.61%. This outperformance was very diverse among many of the Fund’s holdings, with an astounding eleven names up over 100% in the period. Much of this can be attributed to a combination of strong execution and the gradual reopening of the economy.

Besides Digital Turbine, Inc., OptimizeRx Corp. and Voyager Digital Ltd. also being top holdings in this fund, there were many other standouts across a variety of sectors. While not a top position, Inspired Entertainment, Inc. was the best performing stock in the period, up over 255%. With its gambling locations across Europe reopening this year, Inspired’s financial situation improved considerably, while the company continued to grow its nascent virtual sports betting business. Alphatec Holdings, Inc., up over 141% in the period, has been a longtime top holding and has shown renewed strength as hospitals are now allowing more elective spine surgeries in which their products specialize. Many of our other top performers were clear beneficiaries of the gradual reopening of the global economy, such as American Eagle Outfitters, Inc., Cheesecake Factory, Inc., Yelp, Inc. and Urban Outfitters, Inc. which were up 146%, 88%, 67% and 61%, respectively. Because the valuations of many economically sensitive stocks have become more normalized in the past few months, Cheesecake Factory, Inc. and Urban Outfitters, Inc. are no longer positions in the Fund.

Most of the Fund’s holdings that negatively affected performance were purposely lighter weighted healthcare names, reflecting their higher risk nature, that limited their negative impact. Our worst performing name, Frequency Therapeutics, Inc., had clinical trial results to help restore hearing loss that were very disappointing, leading to the stock dropping over 83% in the period and is no longer a holding in the Fund. Mesoblast, Ltd., down over 66%, also had trial results in a few drug indications that were mixed at best, but the company did sign a major deal with Novartis to help fund further development of its stem cell therapy. Esperion Therapeutics, Inc., down 64% in the period, was mainly a victim of trying to launch a major drug during Covid, when many cardiologist practitioners shut down and/or went virtual, leading to a shortfall in sales forecasts for its cholesterol reduction pills.

Jacob Discovery Fund

The Jacob Discovery Fund was up 81.58% for the fiscal period ended August 31, 2021, while the Russell Microcap Growth Index rose 45.77%. We started out the fiscal year extremely strong, benefitting from a robust market that picked up steam in the fall of 2020 on the announcement of the vaccines and the midterm election results. While we still see unsettling amounts of speculation in certain areas of the markets, we are somewhat mollified by the fact we think some of the air has been let out gradually in the micro- and small-cap portion of the market. Valuations are generally still robust, but so are the opportunities in front of many of our portfolio holdings.

In terms of individual names, cryptocurrency broker/dealer Voyager Digital Ltd. (“Voyager”), mentioned earlier in the letter, was the standout star of the year. While we remain fans of cryptocurrencies and the management team, we have modestly reduced the position size of Voyager as well as BIGG Digital Assets, Inc., another top performer for the fiscal year, up 466%. USIO, Inc., a payment processor that has also benefitted from the crypto move (Voyager is a big customer), was also up 165% during the period, but we are keeping our position size there due to their execution and performance in other areas of the business.

Other strong performing names like OptimizeRx Corp., Alphatec Holdings, Inc. and Inspired Entertainment, Inc. were mentioned earlier in this letter as well, but we should also highlight the 296% gain for Celcuity, Inc.. This company has developed a very intriguing diagnostic technology that looks at live cancer cells in the lab and tries to determine which targeted drug therapies might work best at treating patients. Not only does Celcuity, Inc. have numerous pharmaceutical partners testing their technology in the clinic for various cancer indications and tumor pathways, the company also made a potentially transformative transaction over the past year acquiring the rights to a Pfizer, Inc. drug that they believe their technology showed might be one of those drugs with a larger-than-expected benefit for cancer patients. If successful, the move could create an enormous amount of value for shareholders that is still not being fully recognized by the market.

Fortunately, many of the disappointments for the fund over the fiscal year were relatively small positions. Many of the poor performers were biotech companies without commercialized product and with a pipeline in the early stage of development, and it has always been part of the fund’s philosophy to keep such positions to a relatively small size of the overall portfolio due to the inherently riskier nature of those investments. A number of these companies – like ContraFect Corp., Akuous, Inc., Neubase Therapeutics, Inc., were down 34%, 47% and 50% respectively – moved lower on little to no news, and we still hold strong hope in the prospects and science for these names. Meanwhile, we retain small ownership stakes in IMV, Inc. and Mesoblast Ltd., down 59% and 66% respectively, despite some new clinical data that has given us pause. We will continue to do our best to try and find small, interesting and underappreciated growth opportunities that are being overlooked by much of traditional institutional Wall Street.

Jacob Forward ETF

We are also happy to announce the successful launch of our newest fund: Jacob Forward ETF (ticker – JFWD). This fund continues our team’s focus on investing in innovative, forward-thinking companies that leverage technology to create significant competitive advantages and ultimately, superior, lasting, profitable growth. The ETF format allows access to prospective shareholders across a wide variety of investing platforms worldwide. We will be including updates on the Jacob Forward ETF in all future management commentary.

As always, we believe that staying true to our investment philosophy and process is still key to obtaining the best possible long-term investment performance for our shareholders.  Thank you again for your continued confidence and trust.

Ryan Jacob
Chairman and Chief Investment Officer
Portfolio Manager

Frank Alexander
Portfolio Manager

Darren Chervitz
Portfolio Manager

Past performance is not a guarantee of future results.

Performance data reflects fee waivers and in the absence of these waivers performance would be reduced.

Diversification does not assure a profit or protect against a loss in a declining market.

Must be accompanied or preceded by a prospectus.

The opinions expressed above are those of the portfolio manager and are subject to change at any time. Forecasts cannot be guaranteed and should not be considered investment advice.

Mutual fund investing involves risk; loss of principal is possible. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. There are more specific risks inherent in investing in the internet area, particularly with respect to smaller capitalized companies and the high volatility of internet stocks. The Funds can invest in small-and mid-cap securities which involve additional risks such as limited liquidity and greater volatility. Investments in micro capitalization companies may involve greater risks, as these companies tend to have limited product lines, markets and financial or managerial resources. Micro cap stocks often also have a more limited trading market, such that the Adviser may not be able to sell stocks at an optimal time or price. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities.

Fund holdings are subject to change and should not be construed as a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Please refer to the schedules of investments for complete Fund holdings information.

The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes Russell Microcap companies that are considered more growth oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Microcap Growth Index is constructed to provide a comprehensive and unbiased barometer for the microcap growth segment of the market. It is not possible to invest directly in an index.

The Funds are distributed by Quasar Distributors, LLC.

JACOB INTERNET FUND
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2021
(as a percentage of total investments)
(Unaudited)

Money Market Fund
0.2%
State Commercial Banks
4.9%
Semiconductors and Related Devices
1.0%
Security Brokers, Dealers, and Flotation Companies
5.7%
Real Estate
0.5%
Prepackaged Software
20.3%
Pharmaceutical Preparations
0.9%
Personal Services
4.0%
Patent Owners & Lessors
5.7%
Miscellaneous Amusement & Recreation
1.0%
Electric Services
0.8%
Educational Services
1.2%
Amusement & Recreation Services
0.0%
Business Services
13.0%
Calculating and Accounting Machines
(No Electronic Computers)
2.2%
Catalog & Mail-Order Houses
0.1%
Communications Equipment
1.7%
Computer Integrated Systems Design
3.1%
Computer Peripheral Equipment
8.2%
Computer Proccessing & Data Preparation
3.6%
Computer Programming,
Data Processing, Etc.
21.9%

JACOB SMALL CAP GROWTH FUND
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2021
(as a percentage of total investments)
(Unaudited)

JACOB DISCOVERY FUND
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2021
(as a percentage of total investments)
(Unaudited)

JACOB FORWARD ETF
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2021
(as a percentage of total investments)
(Unaudited)

Fund Performance
Comparison of $10,000 Investment in
Jacob Internet Fund vs. Indices (Unaudited)

	Average Annual Total Returns
	through August 31, 2021
	One Year	Five Year	Ten Year
Jacob Internet Fund	71.34%	32.32%	22.49%
S&P 500® Index	31.17%	18.02%	16.34%
NASDAQ Composite Index	30.55%	25.25%	20.88%
NASDAQ Internet Index	19.97%	25.47%	22.06%

The Standard & Poor’s 500® Index (S&P 500®) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks.  The NASDAQ Internet Index (QNET) is a modified market capitalization-weighted index designed to track the performance of the largest and most liquid U.S.-listed companies engaged in internet-related businesses.  The returns of the indices are not reduced by any fees or operating expenses.  An investor cannot invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on August 31, 2011 and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, if any, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so your shares, when redeemed, may be worth more or less than the original cost.

Fund Performance
Comparison of $100,000 Investment in
Jacob Small Cap Growth Fund Institutional Class vs. Russell 2000 Growth Index (Unaudited)

	Average Annual Total Returns
	through August 31, 2021
	One Year	Five Year	Since Inception
Jacob Small Cap Growth Fund Institutional Class	62.04%	25.21%	17.15%
Russell 2000 Growth Index	35.61%	16.58%	15.77%

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The return of the index is not reduced by any fees or operating expenses.  An investor cannot invest directly in an index.

This chart assumes an initial gross investment of $100,000 made on November 12, 2012 (commencement of operations) and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, if any, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so your shares, when redeemed, may be worth more or less than the original cost.

Fund Performance
Comparison of $10,000 Investment in
Jacob Small Cap Growth Fund Investor Class vs. Russell 2000 Growth Index (Unaudited)

	Average Annual Total Returns
	through August 31, 2021
	One Year	Five Year	Ten Year
Jacob Small Cap Growth Fund Investor Class	61.60%	24.87%	13.43%
Russell 2000 Growth Index	35.61%	16.58%	15.02%

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The return of the index is not reduced by any fees or operating expenses.  An investor cannot invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on August 31, 2011 and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, if any, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so your shares, when redeemed, may be worth more or less than the original cost.

Fund Performance
Comparison of $100,000 Investment in
Jacob Discovery Fund Institutional Class vs. Indices (Unaudited)

	Average Annual Total Returns
	through August 31, 2021
	One Year	Five Year	Since Inception*
Jacob Discovery Fund Institutional Class	82.06%	32.33%	19.28%
Russell Microcap Growth Index	45.77%	16.07%	13.99%
Russell 2000 Growth Index	35.61%	16.58%	14.90%

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market.  It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The returns of the indices are not reduced by any fees or operating expenses.  An investor cannot invest directly in an index.

This chart assumes an initial gross investment of $100,000 made on October 16, 2012 (the day the Adviser took over exclusive management) and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, if any, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.
_______________

*
Fund performance is shown beginning on October 16, 2012, which is when the Adviser’s investment team took over exclusive management of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) (the “Predecessor Fund”), which was reorganized into the Fund on November 12, 2012.  The Jacob Micro Cap Growth Fund changed its name to the Jacob Discovery Fund on December 31, 2020. In previous years, the Predecessor Fund was managed by another investment advisory firm, and, from July 9, 2012 through October 15, 2012, it was managed by the Adviser along with the portfolio manager from the prior advisory firm.

Fund Performance
Comparison of $10,000 Investment in
Jacob Discovery Fund Investor Class vs. Indices (Unaudited)

	Average Annual Total Returns
	through August 31, 2021
	One Year	Five Year	Since Inception*
Jacob Discovery Fund Investor Class	81.58%	32.01%	18.96%
Russell Microcap Growth Index	45.77%	16.07%	13.99%
Russell 2000 Growth Index	35.61%	16.58%	14.90%

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market.  It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The returns of the indices are not reduced by any fees or operating expenses.  An investor cannot invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on October 16, 2012 (the day the Adviser took over exclusive management) and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, if any, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.
_______________

*
Fund performance is shown beginning on October 16, 2012, which is when the Adviser’s investment team took over exclusive management of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) (the “Predecessor Fund”), which was reorganized into the Fund on November 12, 2012.  The Jacob Micro Cap Growth Fund changed its name to the Jacob Discovery Fund on December 31, 2020.  In previous years, the Predecessor Fund was managed by another investment advisory firm, and, from July 9, 2012 through October 15, 2012, it was managed by the Adviser along with the portfolio manager from the prior advisory firm.

Fund Performance
Comparison of $10,000 Investment in
Jacob Forward ETF vs. S&P 500® Index (Unaudited)

Cumulative Total Returns
through August 31, 2021
Since Inception
Jacob Forward ETF
NAV Return	4.70%
Market Price Return	4.55%
S&P 500® Index	3.71%

The Standard & Poor’s 500® Index (S&P 500®) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The return of the index is not reduced by any fees or operating expenses. An investor cannot invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on July 13, 2021 (commencement of operations) and reflects the fees charged on an account. Returns shown include the reinvestment of all dividends, if any, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so your shares, when redeemed, may be worth more or less than the original cost.

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS(+)
August 31, 2021

Shares				Value
	COMMON STOCKS		99.9%

	Amusement & Recreation Services	0.0%
1,000	Esports Entertainment Group, Inc.*^			$8,930

	Business Services	13.0%
475,000	comScore, Inc.*			1,843,000
203,275	OptimizeRx Corp.*			13,452,740
71,675	Zillow Group, Inc.—Class C*			6,864,315
				22,160,055

	Calculating & Accounting
	Machine (No Electronic Computers)	2.2%
367,000	Cantaloupe, Inc.*			3,758,080

	Catalog & Mail-Order Houses	0.1%
800	Alibaba Group Holding Ltd.—ADR*^			133,592

	Communications Equipment	1.7%
405,740	Powerfleet, Inc.*			2,888,869

	Computer Integrated Systems Design	3.1%
158,500	Telos Corp.*			5,230,500

	Computer Peripheral Equipment	8.2%
333,726	Identiv, Inc.*			5,926,974
282,911	Immersion Corp.*			2,121,832
100,300	Impinj, Inc.*			5,846,487
				13,895,293

	Computer Processing & Data Preparation	3.6%
263,992	Sohu.com Ltd.—ADR*^			6,177,413

	Computer Programming, Data Processing, Etc.	21.9%
1,500	Alphabet, Inc.—Class C*			4,363,860
11,800	Facebook, Inc.—Class A*			4,476,684
325,800	Momentive Global, Inc.*			6,388,938
29,000	MongoDB, Inc.*			11,363,070
17,000	Tencent Holdings Ltd. (HKD)(a)			1,049,968
150,317	Twitter, Inc.*			9,695,446
				37,337,966

	Educational Services	1.2%
804,436	Zovio, Inc.*			2,075,445

	Electric Services	0.8%
300,000	Transphorm, Inc.*			1,305,000

The accompanying notes are an integral part of these financial statements.

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2021

Shares				Value
	COMMON STOCKS—(Continued)		99.9%

	Miscellaneous Amusement & Recreation	1.0%
28,000	DraftKings, Inc.—Class A*			$1,660,120

	Patent Owners & Lessors	5.7%
165,496	Digital Turbine, Inc.*			9,673,241

	Personal Services	4.0%
176,200	Yelp, Inc.*			6,785,462

	Pharmaceutical Preparations	1.0%
97,000	Galaxy Digital Holdings Ltd.*			1,620,569

	Prepackaged Software	20.3%
14,000	Cloudflare, Inc.—Class A*			1,690,360
484,543	Inspired Entertainment, Inc.*			6,168,232
256,000	Porch Group, Inc.*			5,120,000
34,000	Square, Inc.—Class A*			9,114,380
11,600	Tabula Rasa HealthCare, Inc.*			363,196
24,200	Twilio, Inc.—Class A*			8,638,432
246,000	WM Technology, Inc.*			3,421,860
				34,516,460

	Real Estate	0.5%
584,681	Leju Holdings Ltd.—ADR*^			853,634

	Security Brokers, Dealers & Flotation Companies	5.7%
655,000	Voyager Digital Ltd.*			9,759,500

	Semiconductors and Related Devices	1.0%
36,300	CEVA, Inc.*			1,751,475

	State Commercial Banks	4.9%
29,363	First Internet Bancorp			872,668
65,625	Silvergate Capital Corp.—Class A*			7,414,313
				8,286,981
	TOTAL COMMON STOCKS (Cost $96,550,546)			169,878,585

The accompanying notes are an integral part of these financial statements.

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2021

Shares			Value
	MONEY MARKET FUND	0.2%
331,355	First American Government Obligations Fund— Class X, 0.03%(b)		$331,355
	TOTAL MONEY MARKET FUND (Cost $331,355)		331,355
	TOTAL INVESTMENTS (Cost $96,881,901)—100.1%		170,209,940
	LIABILITIES IN EXCESS OF OTHER ASSETS—(0.1)%		(90,930)
	TOTAL NET ASSETS—100.0%		$170,119,010

(+)	Schedule of Investments is classified using the U.S. Securities and Exchange Commission’s Standard Industrial Classification (SIC) Code List.
*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
ADR	American Depositary Receipt.
(HKD)	Security denominated in Hong Kong dollars. Value translated into U.S. dollars.
(a)	Level 2 security.
(b)	7-day yield.

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS(+)
August 31, 2021

Shares				Value
	COMMON STOCKS		99.8%

	Biological Products (No Diagnostic Substances)	7.3%
55,000	Aerie Pharmaceuticals, Inc.*			$820,050
5,100	Krystal Biotech, Inc.*			295,494
35,000	Mesoblast Ltd.—ADR*^			228,550
45,000	Precision BioSciences, Inc.*			565,650
2,700	Twist Bioscience Corp.*			305,667
				2,215,411

	Business Services	7.7%
35,000	OptimizeRx Corp.*			2,316,300

	Calculating & Accounting
	Machines (No Electronic Computers)	1.9%
57,200	Cantaloupe, Inc.*			585,728

	Computer Integrated Systems Design	2.9%
26,300	Telos Corp.*			867,900

	Computer Peripheral Equipment	5.1%
51,700	Immersion Corp.*			387,750
19,600	Impinj, Inc.*			1,142,484
				1,530,234

	Computer Programming, Data Processing, Etc.	3.6%
55,300	Momentive Global, Inc.*			1,084,433

	Eating Places	0.7%
5,000	BJ’s Restaurants, Inc.*			213,800

	Family Clothing Stores	1.7%
16,800	American Eagle Outfitters, Inc.			512,736

	Industrial Organic Chemicals	7.4%
17,000	Amyris, Inc.*			255,850
73,046	Codexis, Inc.*			1,973,703
				2,229,553

	Medical Laboratories	2.1%
3,617	CareDx, Inc.*			265,054
9,800	DermTech, Inc.*			364,560
				629,614

	Miscellaneous Business Services	1.2%
3,400	NV5 Global, Inc.*			359,210

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2021

Shares				Value
	COMMON STOCKS—(Continued)		99.8%

	Miscellaneous Metal Ores	3.2%
274,600	Thunderbird Entertainment Group, Inc.*^(a)			$952,862

	Patent Owners & Lessors	5.4%
27,800	Digital Turbine, Inc.*			1,624,910

	Personal Services	3.8%
29,400	Yelp, Inc.*			1,132,194

	Pharmaceutical Preparations	18.3%
19,000	Akouos, Inc.*			225,910
11,800	Apellis Pharmaceuticals, Inc.*			777,030
10,800	Arcturus Therapeutics Holdings, Inc.*			591,948
11,034	Esperion Therapeutics, Inc.*			143,663
16,000	Galaxy Digital Holdings Ltd.*			267,310
78,500	Harrow Health, Inc.*			832,100
42,000	Heron Therapeutics, Inc.*			490,140
10,700	Ideaya Biosciences, Inc.*			251,450
82,500	NeuBase Therapeutics, Inc.*			329,175
83,890	Omeros Corp.*			1,367,407
4,300	Schrodinger, Inc.*			256,667
				5,532,800

	Prepackaged Software	8.4%
82,509	Inspired Entertainment, Inc.*			1,050,340
44,000	Porch Group, Inc.*			880,000
2,100	Tabula Rasa HealthCare, Inc.*			65,751
38,000	WM Technology, Inc.*			528,580
				2,524,671

	Real Estate	0.6%
4,670	Rafael Holdings, Inc.—Class B*			195,439

	Security Brokers, Dealers & Flotation Companies	4.6%
94,000	Voyager Digital Ltd.*			1,400,600

	Semiconductors and Related Devices	1.2%
7,500	CEVA, Inc.*			361,875

	State Commercial Banks	4.2%
11,339	Silvergate Capital Corp.—Class A*			1,281,080

	Surgical and Medical Instruments and Apparatus	7.0%
131,800	Alphatec Holdings, Inc.*			1,908,464
17,350	iCAD, Inc.*			209,241
				2,117,705

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2021

Shares				Value
	COMMON STOCKS—(Continued)		99.8%
	Trucking (No Local)	1.5%
50,000	U.S. Xpress Enterprises, Inc.—Class A*			$437,000
	TOTAL COMMON STOCKS (Cost $20,495,257)			30,106,055

	MONEY MARKET FUND		0.8%
237,077	First American Government Obligations Fund—Class X, 0.03%(b)			237,077
	TOTAL MONEY MARKET FUND (Cost $237,077)			237,077
	TOTAL INVESTMENTS (Cost $20,732,334)—100.6%			30,343,132
	LIABILITIES IN EXCESS OF OTHER ASSETS—(0.6)%			(177,260)
	TOTAL NET ASSETS—100.0%			$30,165,872

(+)	Schedule of Investments is classified using the U.S. Securities and Exchange Commission’s Standard Industrial Classification (SIC) Code List.
*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
ADR	American Depositary Receipt.
(a)	Level 2 security.
(b)	7-day yield.

The accompanying notes are an integral part of these financial statements.

JACOB DISCOVERY FUND
SCHEDULE OF INVESTMENTS(+)
August 31, 2021

Share				Value
	COMMON STOCKS		99.0%

	Advertising	0.6%
265,000	IZEA Worldwide, Inc.*			$651,900

	Advertising Agencies	1.8%
368,541	SRAX, Inc.*			2,060,144

	Amusement & Recreation Services	0.8%
1,000	Esports Entertainment Group, Inc.*^			8,930
210,000	Super League Gaming, Inc.*			892,500
				901,430

	Biological Products (No Diagnostic Substances)	5.6%
112,100	Aerie Pharmaceuticals, Inc.*			1,671,411
155,000	IMV, Inc.*^			274,350
18,500	Krystal Biotech, Inc.*			1,071,890
137,400	Mesoblast Ltd.—ADR* ^			897,222
187,000	Precision BioSciences, Inc.*			2,350,590
				6,265,463

	Bottled and Canned Soft Drinks and Carbonated Waters	0.5%
770,000	Reed’s, Inc.*			514,745

	Business Services	6.5%
325,000	comScore, Inc.*			1,261,000
90,793	OptimizeRx Corp.*			6,008,681
				7,269,681

	Calculating & Accounting
	Machines (No Electronic Computers)	1.8%
198,600	Cantaloupe, Inc.*			2,033,664

	Communications Equipment	1.9%
299,599	Powerfleet, Inc.*			2,133,145

	Computer Communications Equipment	2.3%
406,879	Lantronix, Inc.*			2,612,163

	Computer Peripheral Equipment	8.3%
211,000	Identiv, Inc.*			3,747,360
169,174	Immersion Corp.*			1,268,805
72,200	Impinj, Inc.*			4,208,538
				9,224,703

	Computer Processing & Data Preparation	3.8%
298,958	Park City Group, Inc.*			1,620,352
111,000	Sohu.com Ltd.—ADR*^			2,597,400
				4,217,752

The accompanying notes are an integral part of these financial statements.

JACOB DISCOVERY FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2021

Shares				Value
	COMMON STOCKS—(Continued)		99.0%

	Computer Programming Services	1.4%
350,000	Scout Gaming Group AB (SEK)*			$1,525,010

	Direct Mail Advertising Services	2.2%
145,064	SharpSpring, Inc.*			2,480,594

	Educational Services	1.5%
646,500	Zovio, Inc.*			1,667,970

	Electric Services	0.7%
185,000	Transphorm, Inc.*			804,750

	Electronic Components & Accessories	0.6%
32,000	IntriCon Corp.*			720,000

	Functions Related to Depository Banking	1.7%
300,000	Usio, Inc.*			1,881,000

	Games, Toys & Children’s Vehicles (No Dolls & Bicycles)	0.5%
620,000	BIGG Digital Assets, Inc.*^			568,106

	Gold and Silver Ores	0.4%
900,000	Solitario Zinc Corp.*			486,900

	Help Supply Services	1.8%
114,907	Hudson Global, Inc.*			1,970,655

	Industrial Organic Chemicals	5.2%
214,006	Codexis, Inc.*			5,782,442

	Medical Laboratories	3.7%
121,832	Celcuity, Inc.*			2,680,304
38,000	DermTech, Inc.*			1,413,600
				4,093,904

	Medicinal Chemicals and Botanical Products	0.6%
84,000	ChromaDex Corp.*			716,520

	Metal Mining	0.5%
350,000	Western Copper & Gold Corp.*^			591,500

	Mining & Quarrying of Nonmetallic Mineral (No Fuels)	0.9%
580,000	Azimut Exploration, Inc.*^			1,049,800

	Miscellaneous Metal Ores	2.9%
948,000	Thunderbird Entertainment Group, Inc.*^(a)			3,289,560

The accompanying notes are an integral part of these financial statements.

JACOB DISCOVERY FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2021

Shares				Value
	COMMON STOCKS—(Continued)		99.0%

	Pharmaceutical Preparations	18.5%
69,000	Akouos, Inc.*			$820,410
340,000	Arbutus Biopharma Corp.*^			1,166,200
42,200	Arcturus Therapeutics Holdings, Inc.*			2,312,982
770,000	Athersys, Inc.*			1,293,600
410,000	ContraFect Corp.*			1,488,300
275,000	DiaMedica Therapeutics, Inc.*			1,182,500
36,500	Esperion Therapeutics, Inc.*			475,230
299,889	Harrow Health, Inc.*			3,178,824
41,000	Ideaya Biosciences, Inc.*			963,500
325,000	NeuBase Therapeutics, Inc.*			1,296,750
304,910	Omeros Corp.*			4,970,033
113,000	Tela Bio, Inc.*			1,480,300
				20,628,629

	Prepackaged Software	7.1%
308,596	Inspired Entertainment, Inc.*			3,928,427
154,500	Porch Group, Inc.*			3,090,000
301,700	Qumu Corp.*			883,981
				7,902,408

	Real Estate	1.2%
400,869	Leju Holdings Ltd.—ADR*^			585,269
16,630	Rafael Holdings, Inc.—Class B*			695,965
				1,281,234

	Security Brokers, Dealers & Flotation Companies	3.7%
280,000	Voyager Digital Ltd.*			4,172,000

	Semiconductors and Related Devices	1.1%
26,440	CEVA, Inc.*			1,275,730

	State Commercial Banks	1.3%
100,000	BM Technologies, Inc.*			974,000
16,015	First Internet Bancorp			475,966
				1,449,966

	Surgical and Medical Instruments and Apparatus	6.0%
284,500	Alphatec Holdings, Inc.*			4,119,560
185,000	CytoSorbents Corp.*			1,770,450
65,910	iCAD, Inc.*			794,875
				6,684,885

The accompanying notes are an integral part of these financial statements.

JACOB DISCOVERY FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2021

Shares				Value
	COMMON STOCKS—(Continued)		99.0%

	Trucking (No Local)	1.6%
210,000	U.S. Xpress Enterprises, Inc.—Class A*			$1,835,400
	TOTAL COMMON STOCKS (Cost $95,954,551)			110,743,753

	MONEY MARKET FUND		0.9%
960,835	First American Government Obligations Fund—Class X, 0.03%(b)			960,835
	TOTAL MONEY MARKET FUND (Cost $960,835)			960,835
	TOTAL INVESTMENTS (Cost $96,915,386)—99.9%			111,704,588
	OTHER ASSETS IN EXCESS OF LIABILITIES—0.1%			128,738
	TOTAL NET ASSETS—100.0%			$111,833,326

(+)	Schedule of Investments is classified using the U.S. Securities and Exchange Commission’s Standard Industrial Classification (SIC) Code List.
*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
ADR	American Depositary Receipt.
(SEK)	Security denominated in Swedish Krona. Value translated into U.S. Dollars.
(a)	Level 2 Security.
(b)	7-day yield.

The accompanying notes are an integral part of these financial statements.

JACOB FORWARD ETF
SCHEDULE OF INVESTMENTS(+)
August 31, 2021

Shares				Value
	COMMON STOCKS		100.0%

	Biological Products (No Diagnostic Substances)	6.6%
13,848	Aerie Pharmaceuticals, Inc.*			$206,474
543	CRISPR Therapeutics AG*^			67,848
902	Fate Therapeutics, Inc.*			66,072
1,368	Krystal Biotech, Inc.*			79,262
662	Twist Bioscience Corp.*			74,945
				494,601

	Business Services	9.5%
6,420	OptimizeRx Corp.*			424,876
3,018	Zillow Group, Inc.—Class C*			289,034
				713,910

	Catalog & Mail-Order Houses	0.5%
211	Alibaba Group Holding Ltd.—ADR*^			35,235

	Computer Integrated Systems Design	2.7%
6,135	Telos Corp.*			202,455

	Computer Peripheral Equipment	3.7%
4,779	Impinj, Inc.*			278,567

	Computer Programming, Data Processing, Etc.	17.1%
44	Alphabet, Inc.—Class C*			128,007
355	Facebook, Inc.—Class A*			134,680
13,529	Momentive Global, Inc.*			265,304
1,010	MongoDB, Inc.*			395,748
612	Tencent Holdings Ltd.—ADR^(a)			37,736
5,106	Twitter, Inc.*			329,337
				1,290,812

	Industrial Organic Chemicals	7.2%
5,621	Amyris, Inc.*			84,596
16,967	Codexis, Inc.*			458,448
				543,044

	Medical Laboratories	2.2%
1,054	CareDx, Inc.*			77,237
2,479	DermTech, Inc.*			92,219
				169,456

	Miscellaneous Amusement & Recreation	2.3%
2,951	DraftKings, Inc.—Class A*			174,965

The accompanying notes are an integral part of these financial statements.

JACOB FORWARD ETF
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2021

Shares				Value
	COMMON STOCKS—(Continued)		100.0%

	Patent Owners & Lessors	5.3%
6,810	Digital Turbine, Inc.*			$398,044

	Pharmaceutical Preparations	13.9%
3,210	Apellis Pharmaceuticals, Inc.*			211,378
2,989	Arcturus Therapeutics Holdings, Inc.*			163,827
4,541	Galaxy Digital Holdings Ltd.*			75,866
11,556	Heron Therapeutics, Inc.*			134,859
2,725	Ideaya Biosciences, Inc.*			64,037
19,921	Omeros Corp.*			324,712
1,192	Schrodinger, Inc.*			71,150
				1,045,829

	Prepackaged Software	14.4%
576	Cloudflare, Inc.—Class A*			69,546
10,698	Porch Group, Inc.*			213,960
1,229	Square, Inc.—Class A*			329,458
900	Twilio, Inc.—Class A*			321,264
11,016	WM Technology, Inc.*			153,233
				1,087,461

	Security Brokers, Dealers & Flotation Companies	4.3%
21,761	Voyager Digital Ltd.*			324,239

	Semiconductors & Related Devices	0.9%
1,440	CEVA, Inc.*			69,480

	State Commercial Banks	4.1%
2,713	Silvergate Capital Corp.—Class A*			306,515

	Surgical and Medical Instruments and Apparatus	5.3%
27,816	Alphatec Holdings, Inc.*			402,776
	TOTAL COMMON STOCKS (Cost $7,019,576)			7,537,389

The accompanying notes are an integral part of these financial statements.

JACOB FORWARD ETF
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2021

Shares			Value
	MONEY MARKET FUND	0.1%
5,044	First American Government Obligations Fund—Class X, 0.03%(a)		$5,044
	TOTAL MONEY MARKET FUND (Cost $5,044)		5,044
	TOTAL INVESTMENTS (Cost $7,024,620)—100.1%		7,542,433
	LIABILITIES IN EXCESS OF OTHER ASSETS—(0.1)%		(4,130)
	TOTAL NET ASSETS—100.0%		$7,538,303

(+)	Schedule of Investments is classified using the U.S. Securities and Exchange Commission’s Standard Industrial Classification (SIC) Code List.
*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
ADR	American Depositary Receipt.
(a)	7-day yield.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2021

		Jacob
	Jacob	Small Cap	Jacob
	Internet Fund	Growth Fund	Discovery Fund
Assets:
Investments, at value (cost $96,881,901, $20,732,334
and $96,915,386, respectively)	$170,209,940	$30,343,132	$111,704,588
Receivable for capital shares sold	195,589	7,500	585,044
Receivable for investments sold	457,466	70,671	—
Dividend and interest receivable	20	3	79
Prepaid expenses and other assets	25,486	17,700	34,072
Total Assets	170,888,501	30,439,006	112,323,783

Liabilities:
Payable for securities purchased	—	197,477	—
Payable for capital shares repurchased	410,645	3,418	285,220
Payable for investment adviser fees	178,719	19,420	100,176
Payable for distribution and shareholder
servicing expenses-Investor Class (see Note 7)	50,487	3,434	15,304
Accrued accounting fees	9,163	5,820	8,714
Accrued administration fees	36,168	8,400	22,913
Accrued audit fees	16,000	16,000	16,000
Accrued directors fees	14,985	2,479	9,035
Accrued legal fees	1,526	332	1,016
Accrued transfer agent fees	39,738	12,975	25,817
Accrued expenses and other liabilities	12,060	3,379	6,262
Total Liabilities	769,491	273,134	490,457
Net Assets	$170,119,010	$30,165,872	$111,833,326

Net Assets Consist Of:
Capital stock	$99,027,167	$19,255,905	$96,719,806
Total distributable earnings	71,091,843	10,909,967	15,113,520
Total Net Assets	$170,119,010	$30,165,872	$111,833,326

Institutional Class(1)
Net Assets	$—	$12,782,033	$30,536,248
Shares outstanding(2)	—	293,704	665,264
Net asset value, redemption price and offering price per share(3)	$—	$43.52	$45.90

Investor Class
Net Assets	$170,119,010	$17,383,839	$81,297,078
Shares outstanding(2)	16,002,591	410,671	1,958,451
Net asset value, redemption price and offering price per share(3)	$10.63	$42.33	$41.51
_______________

(1)	The Internet Fund currently offers Investor Class shares only. See Note 1.
(2)	20 billion shares of $0.001 par value authorized for the Trust.
(3)	Redemption of shares held less than 30 days may be charged a 2% redemption fee. See Note 3.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2021

Jacob
Forward ETF
Assets:
Investments, at value (cost $7,024,620)	$7,542,433
Total Assets	7,542,433

Liabilities:
Payable for investment adviser fees	4,130
Total Liabilities	4,130
Net Assets	$7,538,303

Net Assets Consist Of:
Capital stock	$7,065,472
Total distributable earnings	472,831
Total Net Assets	$7,538,303

Net Asset Value
Net Assets	$7,538,303
Shares outstanding(1)	360,000
Net asset value, redemption price and offering price per share(2)	$20.94
_______________

(1)	20 billion shares of $0.001 par value authorized for the Trust.
(2)	Creation or redemption of shares may incur a transaction fee by the Fund. See Note 3.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2021

		Jacob
	Jacob	Small Cap	Jacob
	Internet Fund	Growth Fund	Discovery Fund
Investment Income:
Dividend income	$59,260	$9,136	$67,300
Interest income	1,750	280	1,982
Total Investment Income	61,010	9,416	69,282

Expenses:
Investment adviser fees	1,740,369	200,044	761,271
Distribution and shareholder servicing expenses-Investor Class (See Note 7)	348,074	29,163	109,959
Administration fees	149,242	53,307	89,243
Fund accounting fees	42,197	34,831	42,115
Transfer agent fees	198,378	70,000	114,408
Custody fees	21,652	8,280	15,324
Federal and state registration	27,091	36,149	40,576
Insurance expense	9,727	3,039	3,068
Audit fees	16,000	15,998	16,000
Legal fees	52,286	8,282	26,099
Printing and mailing of reports to shareholders	19,617	3,258	8,309
Directors’ fees	58,542	9,699	29,731
Miscellaneous expenses	2,196	2,651	2,681
Total Expenses	2,685,371	474,701	1,258,784
Expense Waiver (See Note 6)	—	(17,434)	(24,199)
Net Expenses	2,685,371	457,267	1,234,585
Net Investment Loss	(2,624,361)	(447,851)	(1,165,303)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	9,203,477	4,687,489	6,164,507
Change in net unrealized appreciation on investments	36,675,566	3,681,505	7,788,815
Net realized and unrealized gain on investments	45,879,043	8,368,994	13,953,322
Net Increase in Net Assets Resulting from Operations	$43,254,682	$7,921,143	$12,788,019

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENT OF OPERATIONS
For the Period Ended August 31, 2021

Jacob
Forward ETF(1)
Investment Income:
Interest income	$— (2)
Total Investment Income	—

Expenses:
Investment adviser fees	5,539
Net Expenses	5,539
Net Investment Loss	(5,539)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(39,443)
Change in net unrealized appreciation on investments	517,813
Net realized and unrealized gain on investments	478,370
Net Increase in Net Assets Resulting from Operations	$472,831
_______________

(1)	Commencement of investment operations on July 13, 2021.
(2)	Less than one dollar.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB INTERNET FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2021	August 31, 2020
Operations:
Net investment loss	$(2,624,361)	$(1,177,368)
Net realized gain on investment transactions	9,203,477	10,659,342
Change in net unrealized appreciation on investments	36,675,566	14,966,965
Net increase in net assets resulting from operations	43,254,682	24,448,939

Distributions to Shareholders:
Net dividends and distributions to shareholders	(11,729,504)	(5,360,215)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	152,314,100	3,876,627
Proceeds from reinvestment of distribution	11,281,774	5,136,769
Cost of shares redeemed	(94,471,649)	(8,744,480)
Redemption fees	344,107	2,321
Net increase in net assets resulting from capital share transactions	69,468,332	271,237

Net Increase in Net Assets	100,993,510	19,359,961
Net Assets:
Beginning of year	69,125,500	49,765,539
End of year	$170,119,010	$69,125,500

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2021	August 31, 2020
Operations:
Net investment loss	$(447,851)	$(274,876)
Net realized gain on investment transactions	4,687,489	1,648,331
Change in net unrealized appreciation on investments	3,681,505	3,087,624
Net increase in net assets resulting from operations	7,921,143	4,461,079

Distributions to Shareholders:
Institutional Class	(1,415,462)	(297,255)
Investor Class	(840,006)	(124,653)
Net decrease in net assets resulting from distributions paid	(2,255,468)	(421,908)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	18,437,137	302,242
Proceeds from reinvestment of distribution	2,180,879	409,749
Cost of shares redeemed	(13,984,766)	(2,279,216)
Redemption fees	31,345	193
Net increase (decrease) in net assets resulting from capital share transactions	6,664,595	(1,567,032)

Net Increase in Net Assets	12,330,270	2,472,139
Net Assets:
Beginning of year	17,835,602	15,363,463
End of year	$30,165,872	$17,835,602

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB DISCOVERY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2021	August 31, 2020
Operations:
Net investment loss	$(1,165,303)	$(262,130)
Net realized gain on investment transactions	6,164,507	867,835
Change in net unrealized appreciation on investments	7,788,815	4,509,065
Net increase in net assets resulting from operations	12,788,019	5,114,770

Distributions to Shareholders:
Institutional Class	(1,111,442)	—
Investor Class	(671,891)	—
Net decrease in net assets resulting from distributions paid	(1,783,333)	—

Capital Share Transactions: (Note 3)
Proceeds from shares sold	170,996,300	6,809,883
Proceeds from reinvestment of distribution	1,754,688	—
Cost of shares redeemed	(93,054,965)	(5,099,142)
Redemption fees	206,392	3,136
Other transaction(1)	3,570	—
Net increase in net assets resulting from capital share transactions	79,905,985	1,713,877

Net Increase in Net Assets	90,910,671	6,828,647
Net Assets:
Beginning of year	20,922,655	14,094,008
End of year	$111,833,326	$20,922,655
_______________

(1)	Reimbursement from U.S. Bank Global Fund Services due to shareholder activity.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB FORWARD ETF
STATEMENT OF CHANGES IN NET ASSETS

Period Ended
August 31, 2021(1)
Operations:
Net investment loss	$(5,539)
Net realized loss on investment transactions	(39,443)
Change in net unrealized appreciation on investments	517,813
Net increase in net assets resulting from operations	472,831

Capital Share Transactions: (Note 3)
Proceeds from shares sold	7,063,390
Transaction Fees (Note 3)	2,082
Net increase in net assets resulting from capital share transactions	7,065,472

Net Increase in Net Assets	7,538,303
Net Assets:
Beginning of period	—
End of period	$7,538,303
_______________

(1)	Commencement of investment operations on July 13, 2021.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB INTERNET FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data:
Net asset value, beginning of year	$7.18	$5.22	$5.40	$4.76	$4.39

Income from investment operations:
Net investment loss(1)	(0.19)	(0.12)	(0.10)	(0.11)	(0.10)
Net realized and unrealized gain
on investment transactions	4.81	2.65	0.29	1.31	0.67
Total from investment operations	4.62	2.53	0.19	1.20	0.57
Less distributions from net realized gains	(1.19)	(0.57)	(0.37)	(0.56)	(0.20)
Paid in capital from redemption fees(2)	0.02	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Net asset value, end of year	$10.63	$7.18	$5.22	$5.40	$4.76
Total return	71.34%	55.45%	4.61%	28.12%	13.65%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$170,119	$69,126	$49,766	$51,240	$43,606
Ratio of operating expenses to average net assets(4)	1.93%	2.50%	2.32%	2.42%	2.38%
Ratio of net investment loss to average net assets(4)	(1.88)%	(2.42)%	(2.08)%	(2.16)%	(2.15)%
Portfolio turnover rate	44%	52%	50%	46%	46%
_______________

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(2)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the year.
(3)	Less than $0.01 per share.
(4)
For the period September 1, 2011 through January 2, 2022, the Adviser has contractually agreed to waive its advisory fee in an amount up to an annual rate of 0.10% of the Fund’s average daily net assets, to the extent that the Fund’s gross operating expense ratio exceeds 2.95%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND – INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data:
Net asset value, beginning of year	$30.80	$23.91	$28.81	$18.52	$16.82

Income (loss) from investment operations:
Net investment loss(1)	(0.68)	(0.42)	(0.39)	(0.34)	(0.27)
Net realized and unrealized gain (loss)
on investment transactions	18.37	7.98	(4.26)	10.63	1.97
Total from investment operations	17.69	7.56	(4.65)	10.29	1.70
Less distributions from net realized gains	(5.02)	(0.67)	(0.25)	—	—
Paid in capital from redemption fees(2)	0.05	0.00 (3)	—	0.00 (3)	—
Net asset value, end of year	$43.52	$30.80	$23.91	$28.81	$18.52
Total return	62.04%	32.23%	-16.17%	55.56%	10.11	%(4)

Supplemental data and ratios:
Net assets, end of year (in thousands)	$12,782	$12,799	$10,825	$14,621	$10,480
Ratio of gross operating expenses
(prior to waiver) to average net assets	1.84%	2.56%	2.22%	2.46%	2.59%
Ratio of net operating expenses
(after waiver) to average net assets(5)	1.74%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment loss
(prior to waiver) to average net assets	(1.80)%	(2.32)%	(1.81)%	(2.04)%	(2.19)%
Ratio of net investment loss
(after waiver) to average net assets(5)	(1.70)%	(1.71)%	(1.54)%	(1.53)%	(1.55)%
Portfolio turnover rate(6)	71%	89%	88%	81%	60%
_______________

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(2)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the year.
(3)	Less than $0.01 per share.
(4)
Includes adjustments in accordance with GAAP and, consequently, the net asset values used for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for the shareholder transactions.

(5)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 2, 2022, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 1.95%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data:
Net asset value, beginning of year	$30.14	$23.48	$28.36	$18.28	$16.66

Income (loss) from investment operations:
Net investment loss(1)	(0.76)	(0.49)	(0.46)	(0.40)	(0.32)
Net realized and unrealized gain (loss)
on investment transactions	17.92	7.82	(4.19)	10.48	1.94
Total from investment operations	17.16	7.33	(4.65)	10.08	1.62
Less distributions from net realized gains	(5.02)	(0.67)	(0.25)	—	—
Paid in capital from redemption fees(2)	0.05	0.00 (3)	0.02	0.00 (3)	0.00	(3)
Net asset value, end of year	$42.33	$30.14	$23.48	$28.36	$18.28
Total return	61.60%	31.83%	-16.35%	55.14%	9.72	%(4)

Supplemental data and ratios:
Net assets, end of year (in thousands)	$17,384	$5,037	$4,538	$6,415	$4,326
Ratio of gross operating expenses
(prior to waiver) to average net assets	1.97%	2.81%	2.47%	2.71%	2.84%
Ratio of net operating expenses
(after waiver) to average net assets(5)	1.93%	2.25%	2.25%	2.25%	2.25%
Ratio of net investment loss
(prior to waiver) to average net assets	(1.93)%	(2.57)%	(2.05)%	(2.29)%	(2.44)%
Ratio of net investment loss
(after waiver) to average net assets(5)	(1.89)%	(2.01)%	(1.83)%	(1.83)%	(1.85)%
Portfolio turnover rate(6)	71%	89%	88%	81%	60%
_______________

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(2)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the year.
(3)	Amount is less than $0.01.
(4)
Includes adjustments in accordance with GAAP and, consequently, the net asset values used for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for the shareholder transactions.

(5)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 2, 2022, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.25%,  excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB DISCOVERY FUND – INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2021		2020		2019		2018		2017
Per Share Data:
Net asset value, beginning of year	$27.00		$19.26		$18.50		$11.32		$12.11

Income (loss) from investment operations:
Net investment loss(1)	(0.65)		(0.35)		(0.29)		(0.29)		(0.28)
Net realized and unrealized gain (loss)
on investment transactions	21.69		8.09		1.05		7.47		(0.51)
Total from investment operations	21.04		7.74		0.76		7.18		(0.79)
Less distributions from net realized gains	(2.24)		—		—		—		—
Paid in capital from redemption fees(2)	0.10		0.00	(3)	—		—		—
Net asset value, end of year	$45.90		$27.00		$19.26		$18.50		$11.32
Total return	82.06%		40.19%		4.11%		63.43%		-6.52%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$30,536		$13,249		$9,840		$9,098		$5,870
Ratio of gross operating expenses
(prior to waiver) to average net assets	1.74%		2.90%		2.90%		3.50%		3.86%
Ratio of net operating expenses
(after waiver) to average net assets	1.67	%(4)	2.00	%(4)	2.00	%(4)	2.40	%(4)	2.66	%(4)(5)
Ratio of net investment loss
(prior to waiver) to average net assets	(1.66)%		(2.60)%		(2.52)%		(3.15)%		(3.65)%
Ratio of net investment loss
(after waiver) to average net assets	(1.59	)%(4)	(1.70	)%(4)	(1.62	)%(4)	(2.05	)%(4)	(2.45	)%(4)(5)
Portfolio turnover rate(6)	32%		83%		73%		63%		48%
_______________

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(2)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the year.
(3)	Less than $0.01 per share.
(4)
The Adviser has contractually agreed, effective December 29, 2016 through at least January 2, 2022, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.00%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(5)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through December 28, 2016, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.15%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB DISCOVERY FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2021		2020		2019		2018		2017
Per Share Data:
Net asset value, beginning of year	$24.65		$17.62		$16.96		$10.40		$11.16

Income (loss) from investment operations:
Net investment loss(1)	(0.69)		(0.38)		(0.32)		(0.30)		(0.28)
Net realized and unrealized gain (loss)
on investment transactions	19.66		7.41		0.96		6.86		(0.48)
Total from investment operations	18.97		7.03		0.64		6.56		(0.76)
Less distributions from net realized gains	(2.24)		—		—		—		—
Paid in capital from redemption fees(2)	0.13		0.00	(3)	0.02		0.00	(3)	—
Net asset value, end of year	$41.51		$24.65		$17.62		$16.96		$10.40
Total return	81.58%		39.90%		3.89%		63.08%		-6.81%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$81,297		$7,674		$4,254		$2,854		$1,514
Ratio of gross operating expenses
(prior to waiver) to average net assets	1.87%		3.15%		3.15%		3.74%		4.11%
Ratio of net operating expenses
(after waiver) to average net assets	1.85	%(4)	2.30	%(4)	2.30	%(4)	2.64	%(4)	2.91	%(4)(5)
Ratio of net investment loss
(prior to waiver) to average net assets	(1.76)%		(2.83)%		(2.77)%		(3.41)%		(3.90)%
Ratio of net investment loss
(after waiver) to average net assets	(1.74	)%(4)	(1.98	)%(4)	(1.92	)%(4)	(2.31	)%(4)	(2.70	)%(4)(5)
Portfolio turnover rate(6)	32%		83%		73%		63%		48%
_______________

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(2)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the year.
(3)	Less than $0.01 per share.
(4)
The Adviser has contractually agreed, effective December 29, 2016 through at least January 2, 2022, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.30%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(5)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through December 28, 2016, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.45%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB FORWARD ETF
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout the period presented.

	Period Ended
	August 31, 2021(1)
Per Share Data:
Net asset value, beginning of period	$20.00

Income (loss) from investment operations:
Net investment loss(2)	(0.02)
Net realized and unrealized gain on investment transactions	0.96
Total from investment operations	0.94
Net asset value, end of period	$20.94

Total returns:
Net asset value(3)	4.70	(5)
Market value(4)	4.55	(5)

Supplemental data and ratios:
Net assets, end of period (in thousands)	$7,538
Ratio of net operating expenses to average net assets	0.75	%(6)
Ratio of net investment loss to average net assets	(0.75	)%(6)
Portfolio turnover rate(7)	3	%(5)
_______________

(1)	Commencement of investment operations on July 13, 2021.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

(4)
Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. The market value is determined by the midpoint of the bid/ask spread at 4:00 p.m. from the NYSE Arca, Inc. Exchange. Market value returns may vary from net asset value returns.

(5)	Not annualized
(6)	Annualized.
(7)	Portfolio turnover rate excludes in-kind transactions.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2021

NOTE 1—DESCRIPTION OF ORGANIZATION

Jacob Funds Inc. (the “Corporation”) was organized as a Maryland corporation on July 13, 1999 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series. The Corporation currently consists of four “diversified” series, the Jacob Internet Fund (the “Internet Fund”), the Jacob Small Cap Growth Fund (the “Small Cap Growth Fund”), the Jacob Discovery Fund (the “Discovery Fund”) and the Jacob Forward ETF (the “Forward ETF”), each a “Fund”, collectively the “Funds”, and the authorized capital stock of the Corporation consists of twenty billion shares of stock having a par value of one-tenth of one cent ($0.001) per share. The primary investment objective of the Internet Fund is long-term growth of capital with current income as a secondary objective. The primary investment objective of each of the Small Cap Growth Fund, Discovery Fund and Forward ETF is long-term growth of capital.

The Internet Fund commenced operations on December 14, 1999. The Small Cap Growth Fund commenced operations on February 1, 2010 when it acquired the assets and liabilities of the Rockland Small Cap Growth Fund series of Rockland Funds Trust in a reorganization transaction (the Small Cap Growth Fund is the successor fund to the Rockland Small Cap Growth Fund). The Small Cap Growth Fund acquired the Class I and Class R shares of the Jacob Small Cap Growth Fund II (formerly, PineBridge US Small Cap Growth Fund) series of Jacob Funds II (formerly, the PineBridge Mutual Funds) (the “Predecessor Small Cap Growth Fund”) on November 12, 2012. The Small Cap Growth Fund acquired the Investor Class shares of the Jacob Wisdom Fund series of the Corporation on August 26, 2016.  Effective December 31, 2020, the name of the Jacob Micro Cap Growth Fund was changed to the Jacob Discovery Fund. The Discovery Fund commenced operations on November 12, 2012 when it acquired the assets and liabilities of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) series of Jacob Funds II (the “Predecessor Micro Cap Growth Fund”) in a reorganization transaction (the Discovery Fund is the successor fund to the Predecessor Micro Cap Growth Fund). The Forward ETF commenced operations on July 13, 2021.

The Internet Fund currently offers Investor Class shares. The Small Cap Growth Fund and Discovery Fund currently offer Investor Class and Institutional Class shares. The Forward ETF currently offers one class of shares.  Each share of each class of a Fund represents an equal pro rata interest in such Fund and provides the shareholder the same voting, dividend, and other rights, except that shareholders of each class of a Fund have exclusive voting rights regarding any matter relating solely to that particular class.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Funds are investment companies and follow accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies”.

(a) Investment Valuation—Investment securities traded on a national securities exchange are valued at their market value determined by their last sales price in the principal market in which these securities are normally traded (except those traded on the NASDAQ National Market and Capital Market exchanges which are valued at the NASDAQ Official Closing Price (“NOCP”)), unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing bid and ask prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing bid and ask prices is used. Foreign securities, currencies and other assets denominated in foreign currencies are

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2021

translated into U.S. dollars at the exchange rate of such currencies. Foreign equity securities are valued at the last sale price at the close of the exchange on which the security is principally traded. The Funds values foreign securities at fair value, using fair valuation procedures approved by the Board of Directors, taking into account the occurrence of events after the close of foreign markets in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Board of Directors have retained an independent fair value pricing service to assist in valuing foreign securities held by the Funds. Debt securities with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day. If amortized cost does not approximate fair value, short-term securities are reported at fair value.  Where market quotations are not readily available, are unreliable or when values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities’ primary markets, securities are valued at fair value using procedures approved by the Board of Directors that are designed to determine a security’s fair value.

The Funds adhere to fair valuation accounting standards which provide an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

Summary of Fair Value Exposure

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2021

The following is a summary of the inputs used to value the Internet Fund’s investments as of August 31, 2021:

	Level 1	Level 2		Level 3	Total
Common Stocks
Computer Programming, Data Processing, Etc.	$36,287,998	$1,049,968	(a)	$—	$37,337,966
Prepackaged Software	34,516,460	—		—	34,516,460
Business Services	22,160,055	—		—	22,160,055
Computer Peripheral Equipment	13,895,293	—		—	13,895,293
Security Brokers, Dealers
& Flotation Companies	9,759,500	—		—	9,759,500
Patent Owners & Lessors	9,673,241	—		—	9,673,241
State Commercial Banks	8,286,981	—		—	8,286,981
Personal Services	6,785,462	—		—	6,785,462
Computer Processing & Data Preparation	6,177,413	—		—	6,177,413
Computer Integrated Systems Design	5,230,500	—		—	5,230,500
Calculating & Accounting Machines
(No Electronic Computers)	3,758,080	—		—	3,758,080
Communications Equipment	2,888,869	—		—	2,888,869
Educational Services	2,075,445	—		—	2,075,445
Semiconductors & Related Devices	1,751,475	—		—	1,751,475
Miscellaneous Amusement & Recreation	1,660,120	—		—	1,660,120
Pharmaceutical Preparations	1,620,569	—		—	1,620,569
Electric Services	1,305,000	—		—	1,305,000
Real Estate	853,634	—		—	853,634
Catalog & Mail – Order Houses	133,592	—		—	133,592
Amusement & Recreation Services	8,930	—		—	8,930
Total Common Stocks	168,828,617	1,049,968		—	169,878,585
Short Term Investment
Money Market Fund	331,355	—		—	331,355
Total Investments in Securities	$169,159,972	$1,049,968		$—	$170,209,940

(a)	Certain non-U.S. dollar denominated securities use systematic fair valuation.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2021

The following is a summary of the inputs used to value the Small Cap Growth Fund’s investments as of August 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks
Pharmaceutical Preparations	$5,532,800	$—	$—	$5,532,800
Prepackaged Software	2,524,671	—	—	2,524,671
Business Services	2,316,300	—	—	2,316,300
Industrial Organic Chemicals	2,229,553	—	—	2,229,553
Biological Products (No Diagnostic Substances)	2,215,411	—	—	2,215,411
Surgical and Medical Instruments and Apparatus	2,117,705	—	—	2,117,705
Patent Owners & Lessors	1,624,910	—	—	1,624,910
Computer Peripheral Equipment	1,530,234	—	—	1,530,234
Security Brokers, Dealers & Flotation Companies	1,400,600	—	—	1,400,600
State Commercial Banks	1,281,080	—	—	1,281,080
Personal Services	1,132,194	—	—	1,132,194
Computer Programming, Data Processing, Etc.	1,084,433	—	—	1,084,433
Miscellaneous Metal Ores	—	952,862	—	952,862
Computer Integrated Systems Design	867,900	—	—	867,900
Medical Laboratories	629,614	—	—	629,614
Calculating & Accounting Machines
(No Electronic Computers)	585,728	—	—	585,728
Family Clothing Stores	512,736	—	—	512,736
Trucking (No Local)	437,000	—	—	437,000
Semiconductors and Related Devices	361,875	—	—	361,875
Miscellaneous Business Services	359,210	—	—	359,210
Eating Places	213,800	—	—	213,800
Real Estate	195,439	—	—	195,439
Total Common Stocks	29,153,193	952,862	—	30,106,055
Short Term Investment
Money Market Fund	237,077	—	—	237,077
Total Investments in Securities	$29,390,270	$952,862	$—	$30,343,132

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2021

The following is a summary of the inputs used to value the Discovery Fund’s investments as of August 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks
Pharmaceutical Preparations	$20,628,629	$—	$—	$20,628,629
Computer Peripheral Equipment	9,224,703	—	—	9,224,703
Prepackaged Software	7,902,408	—	—	7,902,408
Business Services	7,269,681	—	—	7,269,681
Surgical and Medical Instruments and Apparatus	6,684,885	—	—	6,684,885
Biological Products (No Diagnostic Substances)	6,265,463	—	—	6,265,463
Industrial Organic Chemicals	5,782,442	—	—	5,782,442
Computer Processing & Data Preparation	4,217,752	—	—	4,217,752
Security Brokers, Dealers & Flotation Companies	4,172,000	—	—	4,172,000
Medical Laboratories	4,093,904	—	—	4,093,904
Miscellaneous Metal Ores	—	3,289,560	—	3,289,560
Computer Communications Equipment	2,612,163	—	—	2,612,163
Direct Mail Advertising Services	2,480,594	—	—	2,480,594
Communications Equipment	2,133,145	—	—	2,133,145
Advertising Agencies	2,060,144	—	—	2,060,144
Calculating & Accounting Machines
(No Electronic Computers)	2,033,664	—	—	2,033,664
Help Supply Services	1,970,655	—	—	1,970,655
Functions Related to Depository Banking	1,881,000	—	—	1,881,000
Trucking (No Local)	1,835,400	—	—	1,835,400
Educational Services	1,667,970	—	—	1,667,970
Computer Programming Services	1,525,010	—	—	1,525,010
State Commercial Banks	1,449,966	—	—	1,449,966
Real Estate	1,281,234	—	—	1,281,234
Semiconductors and Related Devices	1,275,730	—	—	1,275,730
Mining & Quarrying of
Nonmetallic Minerals (No Fuels)	1,049,800	—	—	1,049,800
Amusement & Recreation Services	901,430	—	—	901,430
Electric Services	804,750	—	—	804,750
Electronic Components & Accessories	720,000	—	—	720,000
Medicinal Chemicals and Botanical Products	716,520	—	—	716,520
Advertising	651,900	—	—	651,900
Metal Mining	591,500	—	—	591,500
Games, Toys & Children’s Vehicles
(No Dolls & Bicycles)	568,106	—	—	568,106
Bottled & Canned Soft Drinks & Carbonated Waters	514,745	—	—	514,745
Gold and Silver Ores	486,900	—	—	486,900
Total Common Stocks	107,454,193	3,289,560	—	110,743,753
Short Term Investment
Money Market Fund	960,835	—	—	960,835
Total Investments in Securities	$108,415,028	$3,289,560	$—	$111,704,588

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2021

The following is a summary of the inputs used to value the Forward ETF’s investments as of August 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks
Computer Programming, Data Processing, Etc.	$1,290,811	$—	$—	$1,290,811
Prepackaged Software	1,087,461	—	—	1,087,461
Pharmaceutical Preparations	1,045,830	—	—	1,045,830
Business Services	713,909	—	—	713,909
Industrial Organic Chemicals	543,044	—	—	543,044
Biological Products (No Diagnostic Substances)	494,601	—	—	494,601
Surgical & Medical Instruments & Apparatus	402,776	—	—	402,776
Patent Owners & Lessors	398,044	—	—	398,044
Security Brokers, Dealers & Flotation Companies	324,239	—	—	324,239
State Commercial Banks	306,515	—	—	306,515
Computer Peripheral Equipment	278,568	—	—	278,568
Computer Integrated Systems Design	202,455	—	—	202,455
Miscellaneous Amusement & Recreation	174,965	—	—	174,965
Medical Laboratories	169,456	—	—	169,456
Semiconductors & Related Devices	69,480	—	—	69,480
Catalog & Mail – Order Houses	35,235	—	—	35,235
Total Common Stocks	7,537,389	—	—	7,537,389
Short Term Investment
Money Market Fund	5,044	—	—	5,044
Total Investments in Securities	$7,542,433	$—	$—	$7,542,433

(b) Income Recognition—Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

(c) Expenses—Expenses that are not attributable to a particular Fund are typically allocated in proportion to each Fund’s respective net assets.  Expenses, other than those which are class specific, are allocated to a particular share class in proportion to each class’s respective net assets.  Expenses are recorded on an accrual basis.

(d) Securities Transactions—Security transactions are accounted for on trade date. Realized gains and losses on securities sold are determined using specific identification.

(e) Foreign Currency Transactions—The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(f) Distributions to Shareholders—The Funds record distributions to shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and distributed annually. The amounts of distributions from net investment income

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2021

and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the differences arise. The reclassifications have no effect on net assets or net asset value per share.

(g) Federal Income Taxes—The Funds comply with provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of the Funds’ taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

The Funds follow accounting standards regarding recognition and measurement of tax positions taken on a tax return. No material uncertain tax positions existed as of August 31, 2021. As a result, the Funds have not recorded any liabilities for uncertain tax positions as of August 31, 2021. The standards require the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for examinations by taxing authorities. As of August 31, 2021, open federal tax years include the tax years ended August 31, 2018 through August 31, 2020.

(h) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i) Contingencies and Commitments—The Funds indemnify the Corporation’s Officers and Directors for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Corporation expects the risk of loss to be remote.

(j) COVID-19 Pandemic—The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2021

NOTE 3—CAPITAL SHARE TRANSACTIONS

At August 31, 2021, there were twenty billion shares, $0.001 par value, authorized for the Corporation. Transactions in shares of the Internet Fund were as follows:

	Year Ended		Year Ended
	August 31, 2021		August 31, 2020
	Shares	Amount	Shares	Amount
Sales	14,048,687	$152,314,100	683,132	$3,876,627
Reinvestments	1,488,361	11,281,774	1,167,448	5,136,769
Redemptions	(9,164,639)	(94,471,649)	(1,761,162)	(8,744,480)
Redemption fees	—	344,107	—	2,321
Net increase	6,372,409	$69,468,332	89,418	$271,237

Shares Outstanding:
Beginning of year	9,630,182		9,540,764
End of year	16,002,591		9,630,182

Transactions in shares of the Small Cap Growth Fund were as follows:

Institutional Class

	Year Ended		Year Ended
	August 31, 2021		August 31, 2020
	Shares	Amount	Shares	Amount
Sales	50,759	$2,297,866	6,265	$175,446
Reinvestments	40,082	1,374,424	11,457	290,207
Redemptions	(212,661)	(8,156,837)	(54,907)	(1,399,688)
Redemption fees	—	16,757	—	137
Net decrease	(121,820)	$(4,467,790)	(37,185)	$(933,898)

Shares Outstanding:
Beginning of year	415,524		452,709
End of year	293,704		415,524

Investor Class
	Year Ended		Year Ended
	August 31, 2021		August 31, 2020
	Shares	Amount	Shares	Amount
Sales	359,330	$16,139,271	5,727	$126,796
Reinvestments	24,131	806,455	4,813	119,542
Redemptions	(139,909)	(5,827,929)	(36,696)	(879,528)
Redemption fees	—	14,588	—	56
Net increase (decrease)	243,552	$11,132,385	(26,156)	$(633,134)

Shares Outstanding:
Beginning of year	167,119		193,275
End of year	410,671		167,119
Total increase (decrease)
for the Fund		$6,664,595		$(1,567,032)

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2021

Transactions in shares of the Discovery Fund were as follows:

Institutional Class

	Year Ended		Year Ended
	August 31, 2021		August 31, 2020
	Shares	Amount	Shares	Amount
Sales	634,097	$29,090,401	54,883	$1,155,451
Reinvestments	34,419	1,093,502	—	—
Redemptions	(493,898)	(21,586,614)	(75,033)	(1,622,097)
Redemption fees	—	64,560	—	2,262
Other transaction	—	1,272	—	—
Net increase (decrease)	174,618	$8,663,121	(20,150)	$(464,384)

Shares Outstanding:
Beginning of year	490,646		510,796
End of year	665,264		490,646

Investor Class
	Year Ended		Year Ended
	August 31, 2021		August 31, 2020
	Shares	Amount	Shares	Amount
Sales	3,453,116	$141,905,899	259,142	$5,654,432
Reinvestments	22,974	661,186	—	—
Redemptions	(1,829,006)	(71,468,351)	(189,158)	(3,477,045)
Redemption fees	—	141,832	—	874
Other transaction	—	2,298	—	—
Net increase	1,647,084	$1,242,864	69,984	$2,178,261

Shares Outstanding:
Beginning of year	311,367		241,383
End of year	1,958,451		311,367
Total increase for the Fund		$79,905,985		$1,713,877

Transactions in shares of the Forward ETF were as follows:

	Period Ended
	August 31, 2021(a)
	Shares	Amount
Sales	360,000	$7,063,390
Transaction fees	—	2,082
Net increase	360,000	$7,065,472
Shares Outstanding:
Beginning of period	—
End of period	360,000

(a)	Commencement of investment operations on July 13, 2021.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2021

A 2% redemption fee is assessed on any shares of the Internet, Small Cap Growth and Discovery Funds, except those received from reinvested distributions, that are sold within 30 days following their purchase date.

Shares of the Forward ETF are listed and traded on New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from its NAV. The Forward ETF issues and redeems shares on a continuous basis at NAV generally in blocks of 10,000 shares. The general blocks of shares issued or redeemed are called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Creation Units of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, retail investors are unable to purchase or redeem the shares directly from a Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Forward ETF offers one class of shares, which have no front-end sales loads, no deferred sales charges, and no redemption fees. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The Forward ETF charges $250 for the standard fixed transaction fee, payable to the Custodian. The fixed transaction fee may be waived on transaction orders if the Forward ETF’s Custodian has determined to waive some or all of the costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee payable to the Fund may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% in the Forward ETF as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Forward ETF for the transaction costs associated with the cash transactions fees. Variable fees received by the Forward ETF, if any, are displayed in the Capital Share Transactions sections of the Statements of Changes in Net Assets.

From time to time, the Funds may have a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.  The following table shows the number of shareholders owning greater than 10% of the outstanding shares in each of the Funds at August 31, 2021:

Number of shareholders owning greater
Fund	than 10% of outstanding Fund shares
Internet Fund	3
Small Cap Growth Fund Institutional Class	2
Small Cap Growth Fund Investor Class	3
Discovery Fund Institutional Class	3
Discovery Fund Investor Class	2
Forward ETF	1

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2021

NOTE 4—INVESTMENT TRANSACTIONS

During the year ended August 31, 2021, purchases and sales of investment securities (excluding in-kind purchases and redemptions and short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Internet Fund	$113,674,126	$58,662,698
Small Cap Growth Fund	21,149,685	17,199,258
Discovery Fund	98,389,769	20,405,293
Forward ETF	571,549	180,940

During the year ended August 31, 2021, in-kind transactions associated with creations and redemptions were as follows:

Fund	Purchases	Sales
Forward ETF	$6,668,409	$—

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategies during the year ended August 31, 2021.

NOTE 5—TAX INFORMATION

At August 31, 2021, the components of accumulated earnings/(losses) on a tax basis for the Funds were as follows:

	Internet	Small Cap	Discovery	Forward
	Fund	Growth Fund	Fund	ETF
Cost of Investments	$99,118,375	$20,990,264	$98,752,659	$7,035,141
Gross unrealized appreciation	80,001,768	11,452,343	26,579,342	691,154
Gross unrealized depreciation	(8,910,203)	(2,099,475)	(13,627,413)	(183,862)
Net unrealized appreciation	$71,091,565	$9,352,868	$12,951,929	$507,292
Undistributed ordinary income	—	—	721,115	1,720
Undistributed long-term capital gains	1,582,410	1,557,099	1,440,476	—
Total distributable earnings	$1,582,410	$1,557,099	$2,161,591	$1,720
Other accumulated losses	$(1,582,132)	$—	$—	$(36,181)
Total accumulated earnings	$71,091,843	$10,909,967	$15,113,520	$472,831

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses on wash sales and Passive Foreign Investment Companies (“PFICs”).  At August 31, 2021, the Forward ETF had $36,181 in short-term capital loss carryovers which are non-expiring. To the extent the Forward ETF realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

As of the fiscal year end August 31, 2021, the Internet Fund deferred, on a tax basis, late year losses of $1,582,132.

The Internet Fund paid $11,729,504 out of long-term capital gains during the fiscal year ended August 31, 2021 and paid $5,360,215 out of long-term capital gains for the fiscal year ended August 31, 2020.  The Small Cap Growth Fund paid $1,139,453 out of the long-term capital gains and $1,116,015 out of short-term capital gains (ordinary income) for the fiscal year ended August 31, 2021 and paid $250,924 out of long-term capital gains and $170,984 out of short-term capital gains (ordinary income) for the fiscal year ended August 31, 2020.  The Discovery Fund paid

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2021

$1,433,955 out of the long-term capital gains and $349,378 out of short-term capital gains (ordinary income) for the fiscal year ended August 31, 2021 and made no distributions during the fiscal year ended August 31, 2020.  The Forward ETF made no distributions during the fiscal year ended August 31, 2021.

Reclassification Adjustments:  Capital stock and distributable earnings (consisting of accumulated net investment income (loss) and accumulated net realized gain (loss)) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for the Funds. Differences primarily relate to the tax treatment of net operating losses, foreign currency gains and losses, equalization, REIT reclassifications, and short-term gains treated as ordinary income for tax purposes. To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among capital stock, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. Accordingly, at August 31, 2021 reclassifications were recorded as follows:

	Internet	Small Cap	Discovery
	Fund	Growth Fund	Fund
Distributable Earnings	$(3,232,697)	$(1,043,405)	$(2,862,996)
Capital Stock	3,232,697	1,043,405	2,862,996

NOTE 6—INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Corporation has entered into Investment Advisory Agreements (the “Advisory Agreements”) with Jacob Asset Management of New York LLC (the “Adviser”), with whom certain Officers and a Director of the Board are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Advisory Agreements, the Corporation compensates the Adviser for its management services based on an annual rate of 0.80% of the Small Cap Growth Fund’s average daily net assets up to $250 million and 0.70% of annual average daily net assets over $250 million and 0.75% of the Forward ETF’s average daily net assets. The adviser fee of the Forward ETF is a unitary fee, whereby the Adviser has agreed to pay all of the ordinary operating expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Adviser is not responsible for, and the Fund will bear the cost of, (i) payments under the Fund's Rule 12b-1 plan, (ii) brokerage commissions and other expenses incidental to transactions in portfolio securities or instruments, (iii) acquired fund fees and expenses, (iv) taxes (including accrued deferred tax liability), (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Corporation or a Fund may be a party and indemnification of the Directors and officers with respect thereto), and (vii) other extraordinary or non-routine expenses (including expenses arising from mergers, acquisitions or similar transactions involving any Fund).

Effective June 1, 2021, the Corporation compensates the Adviser for its management services based on an annual rate of 1.25% of the Internet Fund’s average daily net assets up to $250 million and 0.90% of annual average net assets over $250 million and 1.10% of the Discovery Fund’s average daily net assets up to $250 million and 0.80% of annual average daily net assets over $250 million. Prior to June 1, 2021, the Corporation compensated the Adviser for its management services based on an annual rate of 1.25% of the Internet Fund’s average daily net assets up to $250 million and 1.00% of annual average net assets over $250 million and 1.10% of the Discovery Fund’s average daily net assets up to $250 million and 0.90% of annual average daily net assets over $250 million.

The Adviser has contractually agreed to waive its advisory fees in an amount up to an annual rate of 0.10% of the Internet Fund’s average daily net assets to the extent the Internet Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.95% of the average daily net assets through at least January 2, 2022. The Adviser has the ability to recoup amounts waived for a

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2021

period of thirty-six months following such fee waivers to the extent that such recoupment by the Adviser will not cause the Internet Fund to exceed any applicable expense limitation in place when the fee was waived. For the fiscal year ended August 31, 2021, the Adviser did not waive any fees with respect to the Internet Fund.

Effective November 12, 2012 (date of reorganization of the Predecessor Small Cap Growth Fund into the Small Cap Growth Fund) the Adviser contractually agreed to waive up to 100% of its advisory fee to the extent the Small Cap Growth Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.25% and 1.95% for Investor Class and Institutional Class Shares, respectively, of each class’ average daily net assets through at least January 2, 2022.  The Adviser has the ability to recoup amounts waived for a period of thirty-six months following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation in place when the fee was waived.  For the fiscal year ended August 31, 2021, fees of $17,434 were waived by the Adviser with respect to the Small Cap Growth Fund.

Effective November 12, 2012 (date of reorganization of the Predecessor Micro Cap Growth Fund into the Discovery Fund) the Adviser contractually agreed to waive up to 100% of its advisory fee to the extent the Discovery Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.45% and 2.15% for Investor Class and Institutional Class Shares, respectively, of each class’ average daily net assets through December 28, 2016.  Effective December 29, 2016, the Adviser contractually agreed to waive up to 100% of its advisory fee to the extent the Discovery Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.30% and 2.00% for Investor Class and Institutional Class shares, respectively, of each class’ average daily net assets through at least January 2, 2022.  The Adviser has the ability to recoup amounts waived for a period of thirty-six months following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation in place when the fee was waived.  The amounts below are eligible for recoupment by the Adviser, however, the Adviser has not begun recouping as of August 31, 2021.

Following is a schedule of when fees may be recouped:

Small Cap	Discovery
Growth Fund	Fund	Expiration
$45,887	$109,011	August 31, 2022
90,687	130,104	August 31, 2023
17,434	24,199	August 31, 2024
$154,008	$263,314

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) and an indirect wholly owned subsidiary of U.S. Bancorp, serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. All providers receive customary fees for services rendered.

NOTE 7—DISTRIBUTION AND SERVICE PLAN

The Corporation, on behalf of the Internet Fund, has adopted a distribution and service plan (the “Internet Fund Plan”), pursuant to Rule 12b-1 under the 1940 Act. The Internet Fund Plan provides that the Internet Fund will compensate the Adviser 0.25% per annum of the Internet Fund’s average daily net assets for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of the Internet Fund for providing servicing to their

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2021

clients (“Shareholder Servicing Fee”). The Internet Fund Plan also provides for a distribution fee equal to 0.10% of the Internet Fund’s average daily net assets on an annual basis (“Asset Based Sales Charge”). The fee is used to compensate Quasar Distributors, LLC, the Funds’ distributor (the “Distributor”), for basic distribution services, out of pocket expenses incurred in connection with activities to sell Internet Fund shares, advertising, compliance reviews, and licensing of the Adviser’s staff. The Distributor may make payments from time to time from the Asset Based Sales Charge to broker-dealers and other financial professionals whose clients are Internet Fund shareholders for providing distribution assistance and promotional support to the Internet Fund. Remaining amounts of the Asset Based Sales Charge may be used to satisfy distribution costs as directed by the Adviser.  Effective September 1, 2016 through at least January 2, 2022, the Board determined to reduce such fees payable under the Internet Fund Plan from 0.35% to 0.25% of the Internet Fund’s average daily net assets on an annual basis. The Internet Fund incurred $348,074 in expenses pursuant to the Internet Fund Plan for the fiscal year ended August 31, 2021.

The Corporation, on behalf of the Small Cap Growth Fund and Discovery Fund, has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan as permitted by Rule 12b-1. Pursuant to the Plan, the Small Cap Growth Fund and Discovery Fund make payments to the Distributor, the Adviser, financial intermediaries or others to reimburse such parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.35% of the average daily net assets of the Investor Class shares of the Small Cap Growth and Discovery Funds on an annual basis.  Effective September 1, 2016 through at least January 2, 2022, the Board determined to reduce such fees payable under the Plan from 0.35% to 0.25% of the average daily net assets of the Investor Class shares of the Small Cap Growth and Discovery Funds.  The distribution fees are “asset based” sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). The Small Cap Growth Fund incurred $29,163 and the Discovery Fund incurred $109,959 in expenses pursuant to the Plan for the fiscal year ended August 31, 2021.

NOTE 8—INDUSTRY CONCENTRATION RISK

Internet and Internet-Related Industries Risk: The Internet Fund invests a significant portion of its assets in Internet and Internet-related industries and thus the value of the Fund’s shares may be susceptible to factors affecting such industries, including factors affecting the computer/Internet technology area generally, and may be susceptible to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular area or industry. Companies in Internet and Internet-related industries face special risks associated with the rapidly changing field of computer/Internet technology. For example, their products or services may not prove commercially successful or may become obsolete quickly. The computer/Internet technology area may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Many Internet and Internet-related companies incur large losses in the hope of capturing market share and generating future revenues, but may never be profitable.

Science and Technology Risk:  The Funds’ investments in science and technology companies expose the Small Cap Growth Fund and Discovery Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are also subject to more government regulations

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2021

and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

NOTE 9—SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events after August 31, 2021 and determined that there were no subsequent events that would require adjustment to or additional disclosure in these financial statements.

JACOB FUNDS INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Jacob Funds, Inc.
and the Shareholders of Jacob Internet Fund, Jacob Small Cap Growth Fund, Jacob Discovery Fund, and Jacob Forward ETF

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Jacob Internet Fund, Jacob Small Cap Growth Fund, and Jacob Discovery Fund (formerly known as “Jacob Micro Cap Growth Fund”), each a series of shares of beneficial interest in Jacob Funds, Inc. (the “Funds”), including the schedules of investments, as of August 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended and the related notes (collectively referred to as the “financial statements”). We have also audited the accompanying statement of assets and liabilities of Jacob Forward ETF, a series of shares of beneficial interest in Jacob Funds, Inc. (collectively, the “Funds”), including the schedule of investments as of August 31, 2021, and the related statements of operations and changes in net assets and the financial highlights for the period July 13, 2021 (commencement of operations) to August 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2021, and the results of their operations, the changes in their net assets and their financial highlights as noted above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Jacob Funds, Inc. since 2010.

Philadelphia, Pennsylvania
October 29, 2021

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited)

For the Six Months Ended August 31, 2021 for the Internet Fund, Small Cap Growth Fund, Discovery Fund and Forward ETF

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The Funds do not currently charge sales charges (loads) or exchange fees. The Funds assess a redemption fee of 2% on shares sold within 30 days following their purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders. The Funds charge management fees and distribution and/or service (12b-1) fees. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/2021–8/31/2021) for the Internet Fund, Small Cap Growth Fund, Discovery Fund and Forward ETF.

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Funds charge no sales load, the Funds charge a redemption fee of 2% on shares sold within 30 days following the purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Example does not reflect transactional costs, such as redemption fees. You may use the information in the first line below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transactional costs were included, your costs would have been higher.

Internet Fund – Investor Class

	Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/21	Value 8/31/21	3/1/21 – 8/31/21*
Actual	$1,000.00	$ 932.50	$9.12
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.77	$9.51
_______________

*	Expenses are equal to the Internet Fund’s annualized expense ratio of 1.87% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited) (Continued)

Small Cap Growth Fund – Institutional Class			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/21	Value 8/31/21	3/1/21 – 8/31/21*
Actual	$1,000.00	$ 945.30	$7.75
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.23	$8.04
_______________

*	Expenses are equal to the Institutional Class’s annualized expense ratio of 1.58% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Fund – Investor Class			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/21	Value 8/31/21	3/1/21 – 8/31/21*
Actual	$1,000.00	$ 944.20	$8.89
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.06	$9.22
_______________

*	Expenses are equal to the Investor Class’s annualized expense ratio of 1.81% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Discovery Fund – Institutional Class			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/21	Value 8/31/21	3/1/21 – 8/31/21*
Actual	$1,000.00	$ 992.00	$7.68
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.49	$7.78
_______________

*	Expenses are equal to the Institutional Class’s annualized expense ratio of 1.53% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Discovery Fund – Investor Class			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/21	Value 8/31/21	3/1/21 – 8/31/21*
Actual	$1,000.00	$ 990.70	$9.02
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.14	$9.14
_______________

*	Expenses are equal to the Investor Class’s annualized expense ratio of 1.80% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Forward ETF
	Beginning Account	Ending Account	Expenses Paid
	Value	Value 8/31/21	During the Period
Actual*	$1,000.00	$1,047.00	$1.03
Hypothetical (5% annual return before expenses)**	$1,000.00	$1,021.42	$3.82
_______________

*
Actual expenses are equal to the Forward ETF’s annualized expense ratio of 0.75% multiplied by the average account value over the period, multiplied by 49/365 to reflect the most recent fiscal period end since the Fund commenced operations on July 13, 2021.

**
Hypothetical expenses are equal to the Forward ETF’s annualized expense ratio of 0.75% multiplied by the average account value over the period commencing March 1, 2021, multiplied by 184/365 to reflect information had the Fund been in operation for the entire fiscal half year.

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited)

Board Approval of the Investment Advisory Agreement

During the reporting period, the Board of Directors (the “Board”) of Jacob Funds Inc. (the “Company”), including those Directors who are not “interested persons” of the Company as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), considered and approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Company, on behalf of the Jacob Forward ETF (the “Fund”), and Jacob Asset Management of New York LLC (the “Adviser”).

The Board considered and discussed the Advisory Agreement with representatives of the Adviser at meetings held on March 5, 2021, April 16, 2021, and May 21, 2021 (the “May Meeting” and, collectively with the other meetings, the “Board Meetings”), and approved the Advisory Agreement at the May Meeting.

In reaching its decision to approve the Advisory Agreement, the Board took into account a combination of factors, such as: (i) the nature, extent and quality of the services to be provided by the Adviser to the Fund; (ii) the performance of the Adviser; (iii) the Fund’s fees and expenses, including the unitary management fee structure; (iv) the costs of the services to be provided and the anticipated profits to be realized by the Adviser; and (v) whether economies of scale would be realized by the Adviser with respect to the Fund as it grows larger, and the extent to which this is reflected in the level of the management fee charged. The Board did not identify any single factor as all-important or controlling, and each Director may have weighed a particular piece of information or factor differently than another Director. This summary does not detail all of the matters considered by the Board.

The materials provided to, and discussed by, the Board in connection with the approval of the Advisory Agreement for the Fund included, among other things: (i) a description of the Adviser’s business, operations and qualifications; (ii) a description of personnel, including responsibilities and compensation policies; (iii) a description of the advisory services to be provided to the Fund, including a discussion of how investment decisions are made and executed; (iv) a description of any services other than investment advice to be provided to the Fund by the Adviser; (v) a description of the advisory fees and a peer group comparison along with a discussion of the appropriateness of the fees; (vi) a description of any issues or recommendations with respect to the Company’s compliance program since the last advisory contract renewal; (vii) a description of the Company’s expenses, including expense ratios and comparative expense ratios and costs incurred by the Adviser; (viii) a description of errors and omission insurance coverage that is currently in place; (ix) a copy of the proposed Advisory Agreement with the Adviser, which, among other things, described the services provided to the Fund and the compensation to be paid for such services; (x) Morningstar Inc. comparative industry peer group data regarding the investment advisory fees and total and net expense ratios of the Fund along with an annual operating expense projection.

The Independent Trustees also evaluated the Adviser’s responses to the Section 15(c) information request letter that was submitted to the Adviser on behalf of the Independent Directors for use in connection with the advisory agreement approval process, as well as certain follow-up responses that had been requested on behalf of the Independent Directors by their independent legal counsel. In addition to evaluating, among other things, the written information provided by the Adviser, the Board also considered the answers to questions posed by the Board to representatives of the Adviser at the Board Meetings and took into account their accumulated experience in working with the Adviser on matters related to the Company. The Independent Directors also met separately in executive sessions with their independent legal counsel to review and consider the information provided and discussed with the Board regarding the Advisory Agreement.

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

When considering the nature and quality of the services to be provided by the Adviser to the Fund, the Board reviewed: (a) the scope and depth of the Adviser’s organization; (b) the experience and expertise of its investment professionals that will be providing management services to the Fund; and (c) the Adviser’s investment advisory capabilities. The Board evaluated the Adviser’s portfolio management process and discussed the unique features of the Adviser’s investment approach. The Board also considered the nature and character of non-investment management services that will be provided by the Adviser, including certain administrative services. After analyzing the caliber of services to be provided by the Adviser to the Fund, both quantitatively and qualitatively, the Board concluded that the nature, extent and quality of services to be provided to the Fund were consistent the Fund’s anticipated operational requirements.

The Board also noted that, as the Fund had not yet commenced investment operations, there was no investment performance for either the Fund or the Adviser in managing the Fund for the Board to evaluate. Furthermore, the Board noted that the Adviser could not report any financial results from its relationship with the Fund because the Fund had not yet commenced investment operations and, thus, the Board could not evaluate profitability.

The Board considered the proposed management fee for the Fund, which was structured as a unified fee, and noted the Adviser’s explanation that the Adviser would pay all of the ordinary operating expenses of the Fund, with certain exclusions paid by the Fund. The Board also compared the fees to be charged to the Fund by the Adviser to the fees charged by the Adviser to other series of the Company managed by the Adviser, and to the fees charged other funds managed by third parties in the Fund’s anticipated peer group for comparable services. The Board concluded, among other things, that the proposed management fee and anticipated total expenses of the Fund appeared to compare favorably to expected peer funds managed by others and to the other funds managed by the Adviser, and that the proposed management fee for the Fund was fair, both on an absolute basis and in comparison with other funds likely to be in the Fund’s peer group. The Board also concluded that the shareholders of the Fund were likely to receive reasonable value in return for paying the fees and expenses of the Fund. The Board also concluded that, given the Fund’s proposed management fee and the Fund’s likely ranking among peer funds with respect to fees, economies of scale and the reflection of such economies of scale in the level of management fee charged were inapplicable to the Fund at the present time.

In considering the various factors, the Board’s fiduciary duties to the Fund’s shareholders, and the body of law governing the approval of investment advisory agreements, the Independent Directors received assistance and advice from counsel to the Company and from independent legal counsel.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative, and with each Independent Director not necessarily attributing the same weight to each factor, the Independent Directors concluded that (i) the Adviser demonstrated that it possessed the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the compensation payable to the Adviser under the Advisory Agreement was fair and reasonable; and (iii) the compensation and other terms of the Advisory Agreement were appropriate and in the best interests of the Fund and its shareholders.

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge by calling toll-free 1-888-JACOB-FX (522-6239) or on the SEC website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-888-JACOB-FX (522-6239) or on the SEC website at http://www.sec.gov.

Holdings Disclosure

The Funds’ Semi-Annual and Annual Reports include a complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year.

The Funds file their complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for periods prior to March 31, 2020, on Form N-Q. The Funds’ Form N-Q or Form N-PORT is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADDITIONAL TAX INFORMATION (Unaudited)

For the year ended August 31, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%.  The percentage of dividends declared from net investment income designated as qualified income is as follows:

Small Cap Growth Fund	2.83%
Discovery Fund	11.32%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2021 is as follows:

Small Cap Growth Fund	1.89%
Discovery Fund	11.32%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) is as follows:

Small Cap Growth Fund	100.00%
Discovery Fund	100.00%

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Service Section 852(b)(3)(C), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2021:

Internet Fund	$14,962,201
Small Cap Growth Fund	$1,805,168
Discovery Fund	$4,296,951

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Directors

The business and affairs of the Funds are managed under the direction of the Corporation’s Board of Directors.  Information pertaining to the Directors of the Corporation is set forth below.  The Statement of Additional Information includes additional information about the Corporation’s Directors and Officers and is available, without charge, upon request by calling toll-free 1-888-JACOB-FX (522-6239).

				Number of
		Term of		Portfolios
	Position(s)	Office &		in Fund	Other
	Held	Length		Complex	Directorships
	within the	of Time	Principal Occupation	Overseen	Held by
Name, Address and Age	Corporation	Served(1)	During Past Five Years	by Director	Director

Independent Directors:

William B. Fell	Director	Since	Chief Financial Officer, Rhoads	4	None
c/o Jacob Asset Management		1999	Industries, Inc., since 2012;
727 2nd St. #106			Accounting and Financial
Hermosa Beach, CA 90254			Consultant, 2010-2012.
Age: 52

Christopher V. Hajinian	Director	Since	Media Production, since 2011;	4	None
c/o Jacob Asset Management		1999	Property Management, since
727 2nd St. #106			2008.
Hermosa Beach, CA 90254
Age: 52

Jeffrey I. Schwarzschild	Director	Since	Chief Counsel, California	4	None
c/o Jacob Asset Management		1999	Conservation Corps, since
727 2nd St. #106			September 2011.
Hermosa Beach, CA 90254
Age: 50

Interested Director:

Ryan I. Jacob(2)	Director,	Since	Chairman and Chief Executive	4	None
c/o Jacob Asset Management	President,	1999	Officer of the Adviser since 1999.
727 2nd St. #106	Chairman of
Hermosa Beach, CA 90254	the Board
Age: 52	and Chief
	Executive
	Officer

(continued on next page)

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

(continued from previous page)

Term of
	Position(s)	Office &
	Held	Length
	within the	of Time	Principal Occupation
Name, Address and Age	Corporation	Served(1)	During Past Five Years

Officers:

Alenoush Terzian	Vice	Since	Director of Operations for the Adviser since May 2021;
c/o Jacob Asset Management	President,	2021	Vice President, U.S. Bank Global Fund Services,
727 2nd St. #106	Secretary and		December 2010 to May 2021.
Hermosa Beach, CA 90254	Treasurer
Age: 38

Shane Morris	Chief	Since	Operations Manager for the Adviser since July 2008.
c/o Jacob Asset Management	Compliance	2008
727 2nd St. #106	Officer and
Hermosa Beach, CA 90254	Anti-Money
Age: 44	Laundering
Compliance
Officer
__________
(1)	Each Director holds office during the lifetime of the Funds, until his termination, or until the election and qualification of his successor.
(2)	Ryan I. Jacob is deemed to be an “interested person” of the Funds (as defined in the 1940 Act) because of his affiliation with the Adviser.

 (This Page Intentionally Left Blank.)

Annual Report
August 31, 2021

JACOB INTERNET FUND
JACOB SMALL CAP GROWTH FUND
JACOB DISCOVERY FUND
JACOB FORWARD ETF

Jacob Asset Management of New York LLC
1-888-JACOB-FX (522-6239)
www.jacobmutualfunds.com

Investment Adviser
Jacob Asset Management of New York LLC

Administrator and Transfer Agent
and Dividend Agent
U.S. Bancorp Fund Services, LLC

Underwriter and Distributor
Quasar Distributors, LLC

Custodian
U.S. Bank, N.A.

Legal Counsel
Stradley Ronon Stevens & Young, LLP

Independent Registered Public
Accounting Firm
BBD, LLP

This report has been prepared for the information of shareholders of the Jacob Internet Fund, the Jacob Small Cap Growth Fund , the Jacob Discovery Fund and the Jacob Forward ETF and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Funds’ objectives, policies, management, records and other information.

(b)	Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. William B. Fell is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2021	FYE 8/31/2020
Audit Fees	$48,600	$40,500
Audit-Related Fees	$0	$0
Tax Fees	$10,000	$7,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2021	FYE 8/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant’s investment adviser and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2021	FYE 8/31/2020
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

(a)
The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: William B. Fell, Christopher V. Hajinian and Jeffrey I. Schwarzschild.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d 15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Jacob Funds Inc.

By (Signature and Title)      /s/Ryan Jacob
Ryan Jacob, President/Principal Executive Officer

Date    November 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Ryan Jacob
Ryan Jacob, President/Principal Executive Officer

Date    November 4, 2021

By (Signature and Title)      /s/Alenoush Terzian
Alenoush Terzian, Treasurer/Principal Financial Officer

Date    November 4, 2021